Exhibit 10.89

CONFORMED COPY

AVISCAR INC.

- and -

BUDGETCAR INC.

- and -

WTH CAR RENTAL ULC

as Rental ULC

- and -

WTH FUNDING LIMITED PARTNERSHIP

as Funding LP

- and -

BNY TRUST COMPANY OF CANADA

as Indenture Trustee

- and -

BAY STREET FUNDING TRUST

as Series 2010-1 Note Purchaser

- and -

CANADIAN MASTER TRUST

as Series 2010-2 Note Purchaser

AVIS BUDGET SECURITIZATION

SECOND GLOBAL AMENDMENT

August 22, 2011

CONFORMED COPY

SECOND GLOBAL AMENDMENT

THIS SECOND GLOBAL AMENDMENT is made as of August 22, 2011.

AMONG:

AVISCAR INC.

– and –

BUDGETCAR INC.

– and –

WTH FUNDING LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Province of Ontario (“Funding LP”)

– and –

WTH CAR RENTAL ULC, an unlimited liability company formed under the laws of the Province of Alberta (“Rental ULC”)

– and –

BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as Indenture Trustee under the Indenture (the “Indenture Trustee”)

– and –

MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of BAY STREET FUNDING TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder (the “Series 2010-1 Noteholder”)

– and –

BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of CANADIAN MASTER TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder (the “Series 2010-2 Noteholder”)

WHEREAS Rental ULC and the Indenture Trustee are parties to a Trust Indenture dated as of August 26, 2010 (the “Indenture”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2010-1 dated as of August 26, 2010 (the “Series 2010-1 Indenture Supplement”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2010-2 dated as of August 26, 2010 (the “Series 2010-2 Indenture Supplement”);

WHEREAS Rental ULC, Aviscar Inc., Budgetcar Inc., Funding LP and Bay Street Funding Trust are parties to a Note Purchase Agreement dated as of August 26, 2010 (the “Series 2010-1 Note Purchase Agreement”);

WHEREAS Rental ULC, Aviscar Inc., Budgetcar Inc., Funding LP and Canadian Master Trust are parties to a Note Purchase Agreement dated as of August 26, 2010 (the “Series 2010-2 Note Purchase Agreement”);

WHEREAS the parties hereto (together with certain other parties) made certain amendments to the Series 2010-1 Indenture Supplement and the Series 2010-2 Indenture Supplement (as well as certain other Transaction Documents) pursuant to a Global Amendment made as of February 17, 2011;

WHEREAS the parties hereto wish to make certain additional amendments to the Series 2010-1 Indenture Supplement, the Series 2010-2 Indenture Supplement, the Series 2010-1 Note Purchase Agreement and the Series 2010-2 Note Purchase Agreement in accordance with, and pursuant to, Section 13.2 of the Indenture and Section 5.6(e) of each of the Supplements on the terms as set forth herein; and

WHEREAS the applicable Rating Agencies have been provided with prior written notice of the amendments herein provided in accordance with Section 13.2 of the Indenture and Section 5.6(e) of each of the Supplements.

NOW THEREFORE in consideration of the foregoing and of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

Terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them in the Indenture unless otherwise defined herein. In this Amendment:

“Amendment” means this Second Global Amendment;

“Noteholders” means the Series 2010-1 Noteholder and the Series 2010-2 Noteholder;

“Note Purchase Agreements” means the Series 2010-1 Note Purchase Agreement and the Series 2010-2 Note Purchase Agreement; and

“Supplements” means the Series 2010-1 Indenture Supplement and the Series 2010-2 Indenture Supplement.

1.2	Headings

The inclusion of headings in this Amendment is for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3	References to Articles and Sections

Whenever in this Amendment a particular Article, section or other portion thereof is referred to, unless otherwise indicated, such reference pertains to the particular Article, section or portion thereof contained herein.

1.4	Governing Law

This Amendment is governed by and shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party hereto irrevocably submits to the jurisdiction of the courts of competent jurisdiction in the Province of Ontario in respect of any action or proceeding relating in any way to this Amendment. The parties hereto shall not raise any objection to the venue of any proceedings in any such court, including the objection that the proceedings have been brought in an inconvenient forum.

ARTICLE 2

AMENDMENTS

2.1	Amendments to the Note Purchase Agreements

The Note Purchase Agreements are hereby amended as set forth in this Section 2.1:

(a)	The definition of “Commitment Termination Date” in Section 1.1 of each of the Note Purchase Agreements is hereby amended by: (x) replacing the date reference of “October 31, 2011” contained therein with a date reference of “October 31, 2013”; and (y) deleting the proviso contained at the end of such definition and replacing it with the following: “provided that a notice may only be delivered under clause (b) of this definition after October 30, 2012;”.

2.2	Amendments to the Supplements

The Supplements are hereby amended as set forth in this Section 2.2:

(a)	Part (a) of the definition of “Moody’s Total Required Vehicle Collateral Amount” in Section 1.1 of each of the Supplements is hereby amended by deleting “(z) 1.65” and replacing it with “(z) 1.52”.

ARTICLE 3

GENERAL

3.1	Effective Date

The amendments set forth in this Amendment shall be effective as of the date hereof.

3.2	Further Assurances

Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as any other party hereto may reasonably require from time to time for the purpose of giving effect to this Amendment and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Amendment.

3.3	Enurement

This Amendment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

3.4	Counterparts

This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[signature pages follow]

IN WITNESS WHEREOF the undersigned have executed this Amendment.

AVISCAR INC.

By:	/s/ David Calabria

	Name: Title:	David Calabria Vice President and Assistant Treasurer

BUDGETCAR INC.

By:	/s/ David B. Wyshner

	Name: Title:	David B. Wyshner President, Executive Vice President, and Treasurer

WTH CAR RENTAL ULC

By:	/s/ David Calabria

	Name: Title:	David Calabria Vice President and Assistant Treasurer

WTH FUNDING LIMITED PARTNERSHIP, in its own capacity and in its capacity as Administrator, by its General Partner, AVISCAR INC.

By:	/s/ David Calabria

	Name: Title:	David Calabria Vice President and Assistant Treasurer

BNY TRUST COMPANY OF CANADA, as Indenture Trustee and not in its individual capacity

By:	/s/ Patricia Benjamin

	Name: Title:	Patricia Benjamin Authorized Officer

S1	GLOBAL AMENDMENT

BNY TRUST COMPANY OF CANADA, as trustee of CANADIAN MASTER TRUST, by its Securitization Agent, BMO NESBITT BURNS INC.

By:	/s/ Terry J. Ritchie

	Name: Title:	Terry J. Ritchie Managing Director

By:
Name: Title:

MONTREAL TRUST COMPANY OF CANADA, as trustee of BAY STREET FUNDING TRUST, by its Securitization Agent, SCOTIA CAPITAL INC.

By:	/s/ Douglas Noe

	Name: Title:	Douglas Noe Director, Structured Finance

S2	GLOBAL AMENDMENT